8-K 1 exobox8k105010.htm EXOBOX FORM 8-K FOR OCTOBER 5, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 7, 2013

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-51689	88-0456274
(Commission File Number)	(I.R.S. Employer Identification No.)

1770 Ximeno Avenue, # 104
Long Beach, California	90804
(Address of Principal Executive Offices)	(Zip Code)

 (Former name or former address, if changed since last report.)

5780 Avenida Robledal
Pensacola, FL 32504

(949) 945-8069

(Telephone number, including area code)

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 5, 2013, Jacob P. Cukjati resigned as Chairman of the Board of Directors and Alexander Hall resigned as a member of the Board of Directors after appointing Shaun Irvine to the Board of Directors.  Mr. Irvine will also serve as Chief Executive and Financial Officer.

Biographical Information of Sole Officer and Director

Mr. Irvine joined Exobox in August 2013 as Chief Executive Officer.   Before joining Exobox, Mr. Irvine has been engaged as a sales and marketing consultant Mr. Irvine attended The California Polytechnic State University through 2004, with courses  in Business Administration.

ITEM 8.01	Other Events

The Company has temporarily relocated its offices, and is seeking for new office space in the Los Angeles metropolitan area. The focus of the Company over the next few months is to bring the Company current in its financial reporting with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Shaun Irvine

Shaun Irvine, Chief Executive Officer

Dated: August 7, 2013